                                                                   EXHBIIT 17(A)

                      As filed with SEC on August 8, 1984

                           Registration NO. 2-92665

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM N-1A


                             REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933         [x]



                                      and


                             REGISTRATION STATEMENT
               UNDER THE INVESTMENT COMPANY ACT OF 1940        [x]



                          U. S. T. MASTER FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                               NO. 6, The Commons
                              3512 Silverside Road
                           Wilmington, Delaware 19810
                    (Address of Principal Executive Offices)

                 Registrant's Telephone Number:  (800) 441-7379


                             W. BRUCE McCONNEL, III
                             Drinker Biddle & Reath
                    1100 Philadelphia National Bank Building
                           Broad and Chestnut Streets
                        Philadelphia, Pennsylvania 19107
                    (Name and Address of Agent for Service)

                                    Copy to:
                               BURTON M. LIEBERT
                            Willkie Farr & Gallagher
                              One Citicorp Center
                              153 East 53rd Street
                            New York, New York 10022
                         (Counsel for the Distributor)

                 Approximate Date of Proposed Public Offering:
                        As Soon As Practicable After The
                 Effective Date of this Registration Statement

                        CALCULATION OF REGISTRATION FEE
                        UNDER THE SECURITIES ACT OF 1933
                        --------------------------------



     Title of          Amount    Proposed Maximum
    Securities         Being      Offering Price       Amount of
 Being Registered    Registered      Per Unit       Registration Fee
-------------------  ----------  -----------------  ----------------

Common Shares
(Par value $.001     Indefinite  $ 1 (Class A & B)           $500/*/
 Class A, B and C    Indefinite  $10 (Class C)


----------------------------

/*/ Pursuant to the provisions of Rule 24f-2 under the Investment Company Act of 1940, Registrant hereby elects to register an indefinite number of shares.

  The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                     As filed with the SEC on July 31, 1996

          Excelsior Funds, Inc. - Registration Nos. 2-92665; 811-4088

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [x]


      Excelsior Funds, Inc.:  Post-Effective Amendment No. 23            [x]


                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY               [x]

                                  ACT OF 1940

      Excelsior Funds, Inc.:  Amendment No. 25                          [x]


               (Exact Name of Registrant as Specified in Charter)

                               73 Tremont Street
                       Boston, Massachusetts  02108-3913
                    (Address of Principal Executive Offices)

                 Registrant's Telephone Number:  (800) 446-1012


                             W. Bruce McConnel, III
                             Drinker Biddle & Reath
                      Philadelphia National Bank Building
                              1345 Chestnut Street
                     Philadelphia, Pennsylvania  19107-3496
                    (Name and Address of Agent for Service)


It is proposed that this post-effective amendment will become effective (check appropriate box)

[X]  immediately upon filing pursuant to paragraph (b)
[ ]  on (date) pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(i)
[ ]  on (date) pursuant to paragraph (a)(i)
[ ]  75 days after filing pursuant to paragraph (a)(ii)
[ ]  on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                           --------------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


Title of         Amount of    Proposed       Proposed       Amount of
Securities        Shares       Maximum       Maximum      Registration
Being              Being      Offering      Aggregate        Fee (1)
Registered      Registered   Price/Share  Offering Price

Shares of
Common Stock    615,496,616  NAV            $391,680,667          $100


(1) Registrant had actual aggregate redemptions of $12,939,812,101 for its fiscal year ended March 31, 1996; has used $12,548,421,431 for reductions pursuant to Rule 24f-2(c) under the 1940 Act and has previously used no available redemptions for reductions pursuant to Rule 24e-2(a) of the 1940 Act during the current year. Registrant elects to use redemptions in the aggregate amount of $391,390,670 (615,463,700 shares of Common Stock) for reductions in its current amendment. While no fee is required to register the 615,463,700 shares of Common Stock, the Registrant has elected to register, for $100, an additional $289,997 of shares of Common Stock (32,916 shares of Common Stock at $8.81 per share (the net asset value per share on July 23, 1996 calculated in accordance with Rule 457(d))).

       The Registrant has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2. The Rule 24f-2 Notice for the Registrant's fiscal year ended March 31, 1996 was filed on May 30, 1996.